                    THE NACCO NATERIALS HANDLING GROUP, INC.

                             UNFUNDED BENEFIT PLAN

              (AS AMENDED AND RESTATED EFFECTIVE OCTOBER 1, 1994)

                      NACCO MATERIALS HANDLING GROUP, INC.
                             UNFUNDED BENEFIT PLAN


   NACCO Materials Handling Group, Inc. (successor to Hyster Company) (the "Company") does hereby amend and completely restate the NACCO Materials Handling Group, Inc. Unfunded Benefit Plan on the terms and conditions described hereinafter, effective as of October 1, 1994:

                                   ARTICLE I
                                    PREFACE
                                    -------

   SECTION 1.1. EFFECTIVE DATE. The original effective date of this Plan was February 10, 1993. The effective date of this amendment and restatement is October 1, 1994.
   SECTION 1.2. PURPOSE OF THE PLAN. The purpose of this Plan is to provide for certain Employees of the Employers (a) benefits they would have received under the Qualified Plans but for (1) the dollar limitation on Compensation taken into account under the Qualified Plans as a result of Section 401(a) (17) of the Code and (2) the limitations imposed under Section 415 of the Code, and
(b) an additional vehicle for deferring compensation.
   SECTION 1.3. GOVERNING LAW. This Plan shall be regulated, construed and administered under the laws of the State of Oregon, except when preempted by federal law.
   SECTION 1.4. GENDER AND NUMBER. For purposes of interpreting the provisions of this Plan, the masculine gender shall be deemed to include the feminine, the feminine gender shall be deemed to include the masculine, and the singular shall





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include the plural unless otherwise clearly required by the context.
   SECTION 1.5. CONSTRUCTION OF PLAN. The Plan provides benefits for Employees who are Participants in two separate Qualified Plans. References throughout this Plan to a "Qualified Plan" shall be deemed to refer to the particular Qualified Plan in which the Participant participants.

                                   ARTICLE II
                                  DEFINITIONS
                                  -----------
   Except as otherwise provided in this Plan, terms defined in the Qualified Plans as they may be amended from time to time shall have the same meanings when used herein, unless a different meaning is clearly required by the context of this Plan. In addition, the following words and phrases shall have the following respective meanings for purposes of this Plan.
   SECTION 2.1.  ACCOUNT shall mean the record maintained in accordance with
Section 3.4 by the Employer as the sum of the Participant's Excess Profit Sharing Sub-Account and Excess Deferral Sub-Account.
   SECTION 2.2. ADJUSTED ROE shall mean the average return on equity of NACCO Industries, Inc. (for Profit Sharing Employees who are Employees of NACCO Industries, Inc.) or of the Company (for all other Participants) calculated for the applicable time period, based on the following formula:
Income (before extraordinary charges) + Amortization of Goodwill
----------------------------------------------------------------
Weighted Average (Shareholder Equity + Accumulated Amortization of Goodwill)

Adjusted ROE shall be determined at least annually by the Employers.





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   SECTION 2.3.  BASE SALARY shall mean an Executive's base salary for the Plan
Year (including, for this purpose, any salary reductions caused as a result of participation in (a) an Employer-sponsored plan which is governed by Section 401(k) or 125 of the Code or (b) this Plan).
   SECTION 2.4. BENEFICIARY shall mean the person or persons designated by the Participant as his Beneficiary under this Plan, in accordance with the provisions of Article VII hereof.
   SECTION 2.5. BONUS. An Executive's Bonus for a Plan Year is the annual cash incentive bonus under the NACCO Material Handling Group, Inc. Annual Incentive Compensation Plan which is earned with respect to services performed by the Executive during such Plan Year, whether or not such Bonus is actually paid to the Executive during such Plan Year. An election to defer a Bonus under this Plan must be made before the period in which the services are performed which give rise to such Bonus.
   SECTION 2.6. CASH BALANCE EMPLOYEE shall mean a participant in the NACCO Materials Handling Group, Inc. Cash Balance Plan for Salaried Employees (or any successor plan).
   SECTION 2.7. COMPANY shall mean NACCO Materials Handling Group, Inc. or any entity that succeeds NACCO Materials Handling Group, Inc. by merger, reorganization or otherwise.
   SECTION 2.8. COMPENSATION shall have the same meaning as under the NACCO Materials Handling Group, Inc. Profit Sharing Plan, except that Compensation shall be deemed to include cash in





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lieu of perquisites and the amount of compensation deferred by the Participant under this Plan or The North American Coal Corporation Deferred Compensation Plan for Management Employees.
   SECTION 2.9.  EMPLOYER shall mean the Company and NACCO Industries, Inc.
   SECTION 2.10. EXCESS RETIREMENT BENEFIT shall mean an Excess Pension Benefit, Excess Profit Sharing Benefit or Excess Deferral Benefit (as described in Article III) which is payable to or with respect to a Participant under this Plan.
   SECTION 2.11. EXCESS DEFERRALS shall mean the amounts described in Section 3.3(a) hereof.
   SECTION 2.12. EXECUTIVE shall mean an Employee of the Company whose Base Salary for the prior Plan Year was $100,000 or more.
   SECTION 2.13. INSOLVENT. For purposes of this Plan, an Employer shall be considered Insolvent at such time as it (a) is unable to pay its debts as they mature, or (b) is subject to a pending voluntary or involuntary proceeding as a debtor under the United States Bankruptcy Code.
   SECTION 2.14. PARTICIPANT shall mean a Participant in one of the Qualified Plans who is an Employee of an Employer whose benefit under such Qualified Plan is limited by the application of Section 401(a) (17) or 415 of the Code and who is designated as a Participant in this Plan by the Administrative Committee under the applicable Qualified Plan. The term "Participant" shall also include (a) any Executive who makes





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Executive Deferrals hereunder, and (b) any Employee who, as of February 9,
1993, was a participant in the Prior Plan.
   SECTION 2.15. PLAN shall mean the NACCO Materials Handling Group, Inc. Unfunded Benefit Plan, as herein set out or as duly amended.
   SECTION 2.16. PLAN ADMINISTRATOR shall mean the Corporate Controller of the Company.
   SECTION 2.18. PRIOR PLAN shall mean the Yale Materials Handling Corporation Unfunded Deferred Compensation Plan.
   SECTION 2.19. PROFIT SHARING EMPLOYEE shall mean a participant in the NACCO Materials Handling Group, Inc. Profit Sharing Plan who is eligible for Profit Sharing Contributions.
   SECTION 2.20. QUALIFIED PLAN shall mean (a) for Cash Balance Employees, the NACCO Material Handling Group, Inc. Cash Balance Plan for Salaried Employees (or any successor plan) and (b) for Profit Sharing Employees, the profit-sharing portion of the NACCO Material Handling Group, Inc. Profit Sharing Plan.
   SECTION 2.21. UNFORESEEABLE EMERGENCY shall mean an event which results (or will result) in severe financial hardship to the Participant as a consequence of an unexpected illness or accident or loss of the Participant's property due to casualty or other similar extraordinary or unforeseen circumstances out of the control of the Participant.
   SECTION 2.22.  Valuation Date shall mean the last day of each Plan Year.

                                  ARTICLE III





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                                                                               7

                           EXCESS RETIREMENT BENEFITS
                           --------------------------

   SECTION 3.1. EXCESS PENSION BENEFITS. The Excess Pension Benefit payable to a Participant who is a Cash Balance Employee shall be a monthly benefit equal to the excess, if any, of (a) the amount of the monthly benefit that would be payable to the Participant under the Qualified Plan (in the form actually paid) if such Plan did not contain the limitations imposed under Sections 401(a) (17) and 415 of the Code, over (b) the amount of the monthly benefit that is actually payable to the Participant under such Qualified Plan.
   SECTION 3.2.  EXCESS PROFIT SHARING BENEFITS.
   (a) IN GENERAL. At the time described in Section 3.4(a), each Employer shall credit to a Sub-Account (the "Excess Profit Sharing Sub-Account") established for each Participant who is both an Employee of such Employer and a Profit Sharing Employee, an amount equal to the excess, if any, of (i) the amount of the Employer's Profit Sharing Contribution which would have been made to the profit sharing portion of the Qualified Plan on behalf of the Participant if (1) such Plan did not contain the limitations imposed under Sections 401(a) (17) and 415 of the Code and (2) the term "Compensation" (as defined in Section 2.8 hereof) were used for purposes of determining the amount of profit sharing contributions under the Qualified Plan, over (ii) the amount of the Employer's Profit Sharing





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                                                                               8

  Contribution which is actually made to such Plan on behalf of the Participant for such Plan Year.
    (b) MINIMUM BENEFIT. Notwithstanding the foregoing, the Excess Profit Sharing Sub-Account balance of a Participant who was a participant in the Prior Plan shall in no event be less than the amount credited to such Participant's account under the Prior Plan as of the Effective Date.
   SECTION 3.3.  EXCESS DEFERRAL BENEFITS.
   (a) AMOUNT OF EXCESS DEFERRALS. Each Executive may, within 30 days after the Plan becomes effective as to him and prior to the first day of any Plan Year thereafter, by written notice to the Plan Administrator, direct his
Employer:
  (i) to reduce (in accordance with rules established by the Plan Administrator) the Executive's Base Salary for the balance of the Plan Year in which the Plan becomes effective as to him (but only with respect to Base Salary payable for periods of service commencing after the Executive so directs) or for any following Plan Year by a specified dollar amount or percentage; and

  (ii) to reduce the Executive's Bonus which is earned during the 1995 or subsequent Plan Years by a specified dollar amount or percentage; and

  (iii) to credit the deferrals (collectively, the "Excess Deferrals") to the Sub-Account described in Section 3.4(b) at the times described therein.

Notwithstanding the foregoing, an Executive's election-to make Excess Deferrals must be made before October 1, 1994 in the case of elections upon the adoption of this restatement of the Plan, and shall be effective with respect to his Base Salary payable for his October 1, 1994 through December 31, 1994 service.





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   (b) DEFERRAL PERIOD.  The deferral election described in Subsection (a)
above shall also contain the Executive's election regarding the time of the commencement of payment of his Excess Deferral Sub-Account. In the election form, the Executive may elect to commence payment of his Excess Deferral Sub-Account on (i) the date on which he ceases to be an employee of a Controlled Group member, (ii) the date on which he attains an age specified in the election form, or (iii) the earlier or later of such dates.
   (c) EFFECT AND DURATION OF DEFERRAL ELECTION. Any direction by an Executive to make Excess Deferrals hereunder shall be effective with respect to the Base Salary and Bonus otherwise payable to the Executive during the period to which the direction relates, and the Executive shall not be eligible to receive such Excess Deferrals. Instead, such Excess Deferrals shall be credited to the Executive's Sub-Account as provided in section 3.4(b). Any directions made in accordance with Subsections (a) or (b) above shall be irrevocable and shall remain in effect for subsequent periods described in Subsection (a) unless terminated by the Executive by written notice to the Plan Administrator, on a form provided by the Plan Administrator, prior to the first day of such subsequent period. Notwithstanding the foregoing, an Executive's direction to make Excess Deferrals hereunder shall automatically terminate on the earlier of the date (i) the Executive ceases employment with the Employers, (ii) on which the Executive's Employer is deemed





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                                                                              10

Insolvent, (iii) the Executive is no longer eligible to make Excess Deferrals hereunder or (iv) the Plan is terminated.
   SECTION 3.4. PARTICIPANT'S ACCOUNTS. Each Employer shall establish and maintain on its books an Account for each Executive and each Profit Sharing Participant which shall contain the following entries:
   (a) Credits to an Excess Profit Sharing Sub-Account for the Excess Profit Sharing Benefits described in Section 3.2, which shall be credited to the Sub-Account at the time the profit sharing contributions are otherwise credited to participants' accounts under the Qualified Plan;
   (b) Credits to an Excess Deferral Sub-Account for the Excess Deferrals described in Section 3.3, which shall be credited to the Sub-Account at the time such Deferrals would otherwise have been paid to the Executive;
   (c) Credits to both Sub-Accounts for the earnings described in Article IV, which shall continue until the vested portions of such Sub-Accounts have been distributed to the Participant or his Beneficiary; and
   (d) Debits for any distributions made from the Sub-Accounts.
   SECTION 3.5. EFFECT ON OTHER BENEFITS. Benefits payable to or with respect to a Participant under the Qualified Plans or any other Employer sponsored (qualified or nonqualified) plan, if any, are in addition to those provided under this Plan.





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                                                                              11

                                   ARTICLE IV
                                    EARNINGS
                                    --------

   SECTION 4.1. FOR ACTIVE EMPLOYEES. At the end of each calendar month during a Plan Year, the Excess Profit Sharing SubAccount and the Excess Deferral Sub-Account of each Participant who is employed by an Employer on December 31 of such Year shall be credited with an amount determined by multiplying such Participant's average Sub-Account balance during such month by the blended rate earned during such month by the Stable Asset Fund under the NACCO Materials Handling Group, Inc. Profit Sharing Plan. Notwithstanding the foregoing, in the event that the Adjusted ROE determined for such Plan Year that is applicable to the Participant exceeds the rate credited to the Participant's Sub-Accounts under the preceding sentence, the Participant's SubAccounts shall retroactively be credited with the difference between (a) the amount determined under the preceding sentence, and (b) the amount determined by multiplying the Participant's average Sub-Account balance during each month of such Plan Year by the Adjusted ROE determined for such Plan Year, compounded monthly.
   SECTION 4.2. FOR TERMINATED EMPLOYEES. The Sub-Accounts of a Participant who has terminated employment with the Controlled Group shall be credited with earnings as described in Section 4.1, as modified by this Section 4.2, until the vested portion of each Sub-Account has been distributed in full. The Adjusted ROE calculation described in the second sentence of Section 4.1 shall be made during the month in which the





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Participant terminates employment and shall be based on the year-to-date
Adjusted ROE for the month ending prior to the date the Participant terminated employment, as calculated by the Participant's Employer. For any subsequent month, the Adjusted ROE calculation described in the second sentence of Section
4.1 shall not apply. The Stable Asset Fund calculation described in the first sentence of Section 4.1 for the month in which the Participant receives a distribution from his Sub-Account shall be based on the blended rate earned during the preceding month by the Stable Asset Fund.

                                   ARTICLE V
                                    VESTING
                                    -------

   A Participant shall not become vested in his Excess Pension Benefit or Excess Profit Sharing Benefit until he becomes vested in his benefit under the applicable underlying Qualified Plan and the Excess Pension Benefit and/or Excess Profit Sharing Benefit of a Participant who is partially or fully vested under the applicable underlying Qualified Plan shall at all times be vested hereunder to the extent he is so vested. A Participant shall always be 100% vested in his Excess Deferral Benefit hereunder.

                                   ARTICLE VI
                    DISTRIBUTION OF BENEFITS TO PARTICIPANTS
                    ----------------------------------------

   SECTION 6.1.  TIME AND MANNER OF PAYMENT.
   (a) EXCESS PENSION BENEFITS AND EXCESS PROFIT SHARING BENEFITS. The Excess Pension Benefit and Excess Profit Sharing





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Benefit payable to a Participant shall be paid in the form of a single lump sum payment at the time the benefits payable to the Participant under the applicable underlying Qualified Plan commence to be paid. For purposes of the Excess Pension Benefit, such lump sum amount shall be equal to the Actuarial Equivalent present value of such Excess Pension Benefit.
   (b)   EXCESS DEFERRAL BENEFITS.
   (i) TIMING. The Excess Deferral Benefits shall be paid (or commence to be paid) to the Executive at the time specified in the Executive's deferral election form pursuant to Section 3.3(b).
   (ii) FORM.  The Excess Deferral Benefit shall be distributed to the
Executive in the form of ten annual installments with each installment being based on the value of the Executive's Excess Deferral Sub-Account on the Valuation Date immediately preceding the date such installment is to be paid and being a fraction of such value in which the numerator is one and the denominator is the total number of remaining installments to be paid. Notwithstanding the foregoing, the Executive may elect to receive his Excess Deferral Benefit in the form of a single lump sum payment or in annual installments for a period of less than 10 years by filing a notice in writing, signed by the Executive while he is alive and filed with the Plan Administrator at least one year prior to the time he had elected to commence receiving payment of his Excess Deferral Sub-Account. Any such selection of the form of benefit may be changed at any time and





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from time to time, without the consent of any other person, by filing a later selection in writing that is signed by the Executive and filed with the Plan Administrator while the Executive is alive and at least one year prior to the time he had elected to commence receiving payment of his Excess Deferral SubAccount.
   (c) UNFORESEEABLE EMERGENCY DISTRIBUTIONS. Notwithstanding the foregoing, an Employer may at any time, upon written request of the Participant, cause to be paid to such Participant an amount equal to all or any part of the vested Employer determines, in its absolute discretion based on such reasonable evidence that it shall require, that such a payment or payments is necessary for the purpose of alleviating the consequences of an Unforeseeable Emergency occurring with respect to the Participant. Payments of amounts because of an Unforeseeable Emergency shall be permitted only to the extent reasonably necessary to satisfy the emergency need. Any Executive whose eligibility to make before-tax contributions to the NACCO Materials Handling Group, Inc. Profit Sharing Plan has been suspended because he has taken a hardship withdrawal from such plan shall not be eligible to make Excess Deferrals under this Plan for the period of his suspension from the NACCO Materials Handling Group, Inc. Profit Sharing Plan.
   (d) SMALL SUB-ACCOUNTS. Notwithstanding the foregoing, in the event that the vested portion of a Participant's Excess Profit Sharing Sub-Account or his Excess Deferral Sub-Account



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                                                                              15

does not exceed $5,000 at the time of the Participant's termination of employment with the Controlled Group, such vested portions of his Sub-Accounts shall automatically be paid to him in a single lump sum payment as soon as practicable following his termination of employment.
   SECTION 6.2. LIABILITY FOR PAYMENT/EXPENSES. Each Employer shall be liable for the payment of the Excess Retirement Benefits which are payable hereunder to its Employees. Expenses of administering the Plan shall be paid by the Employers, as directed by the Company.

                                  ARTICLE VII
                                 BENEFICIARIES
                                 -------------

   SECTION 7.1. BENEFICIARY DESIGNATIONS. A designation of a Beneficiary hereunder may be made only by an instrument (in form acceptable to the Plan Administrator) signed by the Participant and filed with the Plan Administrator prior to the Participant's death. In the absence of such a designation and at any other time when there is no existing Beneficiary designated hereunder, (a) the Beneficiary of a Participant for his Excess Pension Benefits and/or his Excess Profit Sharing Benefits shall be his Beneficiary under the applicable Qualified Plan, and (b) the Beneficiary of a Participant for his Excess Deferral Benefits shall be his surviving spouse or, if none, his estate. A person designated by a Participant as his Beneficiary who or which ceases to exist shall not be entitled to any part of any payment thereafter to be made to the Participant's Beneficiary unless the





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                                                                              16

Participant's designation specifically provided to the contrary. If two or more persons designated as a Participant's Beneficiary are in existence with respect to a single Excess Retirement Benefit, the amount of any payment to the Beneficiary under this Plan shall be divided equally among such persons unless the Participant's designation specifically provided to the contrary.
   SECTION 7.2. CHANGE IN BENEFICIARY. (a) Anything herein or in the Qualified Plans to the contrary notwithstanding, a Participant may, at any time and from time to time, change a Beneficiary designation hereunder without the consent of any existing Beneficiary or any other person. A change in Beneficiary hereunder may be made regardless of whether such a change is also made under the Qualified Plans. In other words, the Beneficiary hereunder need not be the same as under the Qualified Plan.
   (b) Any change in Beneficiary shall be made by giving written notice thereof to the Plan Administrator and any change shall be effective only if received by the Plan Administrator prior to the death of the Participant.
   SECTION 7.3.  DISTRIBUTIONS TO BENEFICIARIES.
   (a)   AMOUNT OF BENEFITS.
   (1) AMOUNT OF EXCESS PENSION BENEFIT. The Excess Pension Benefit payable to a Beneficiary under this Plan shall be a monthly benefit equal to the excess, if any, of (i) the amount of the monthly benefit that would be payable to the Beneficiary




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
                                                                              17

         last effectively designated by the Participant under the applicable underlying Qualified Plan (in the form actually paid) if such Plan did not contain the limitations imposed under Sections 401(a) (17) and 415 of the Code, over (ii) the amount of the monthly benefit that is actually paid to such Beneficiary under such Plan.
   (2) AMOUNT OF EXCESS PROFIT SHARING BENEFIT. The Excess Profit Sharing Plan Benefit payable to a Participant's Beneficiary under this Plan shall be equal to such Participant's Excess Profit Sharing Sub-Account balance on the date of the distribution of the Sub-Account to the Beneficiary.
   (3) AMOUNT OF EXCESS DEFERRAL BENEFIT. The Excess Deferral Benefit payable to a Participant's Beneficiary under this Plan shall be equal to such Participant's Excess Deferral Sub-Account balance on the date of the distribution of the Sub-Account to the Beneficiary.
   (b)   TIME OF PAYMENT.
   (1) EXCESS PENSION BENEFIT. The Excess Pension Benefit payable to a Beneficiary under this Plan shall be paid at the time the benefits payable to the Beneficiary last effectively designated by the





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                                                                              18

         Participant under the applicable underlying Qualified Plan commence to be paid.
   (2) EXCESS PROFIT SHARING BENEFIT/EXCESS DEFERRAL BENEFIT. The Excess Profit Sharing Benefit and Excess Deferral Benefit payable to a Beneficiary under this Plan shall be paid as soon as practicable following the death of the Participant.
   (c) MANNER OF PAYMENT. All Excess Retirement Benefits payable to a Beneficiary hereunder shall be paid in the form of a lump sum payment. For purposes of the Excess Pension Benefit, such lump sum amount shall be equal to the Actuarial Equivalent present value of such Excess Pension Benefit.

                                  ARTICLE VIII
                                 MISCELLANEOUS
                                 -------------

   SECTION 8.1. LIABILITY OF EMPLOYER. Nothing in this Plan shall constitute the creation of a trust or other fiduciary relationship between an Employer and any Participant, Beneficiary or any other person.
  SECTION 8.2. LIMITATION ON RIGHTS OF PARTICIPANTS AND BENEFICIARIES - NO LIEN. The Plan is designed to be an unfunded, nonqualified plan. Nothing contained herein shall be deemed to create a trust or lien in favor of any Participant or Beneficiary on any assets of an Employer. The Employers shall have no obligation to purchase any assets that do not remain subject to the claims of the creditors of the Employers for use in



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
                                                                              19

connection with the Plan. No Participant or Beneficiary or any other person shall have any preferred claim on, or any beneficial ownership interest in, any assets of the Employers prior to the time that such assets are paid to the Participant or Beneficiary as provided herein. Each Participant and Beneficiary shall have the status of a general unsecured creditor of the Employers.
   SECTION 8.3. NO GUARANTEE OF EMPLOYMENT. Nothing in this Plan shall be construed as guaranteeing future employment to Participants. A Participant continues to be an Employee of an Employer solely at the will of such Employer subject to discharge at any time, with or without cause.
   SECTION 8.4. PAYMENT TO GUARDIAN. If a benefit payable hereunder is payable to a minor, to a person declared incompetent or to a person incapable of handling the disposition of his benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or person. The Plan Administrator may require such proof of incompetency, minority, incapacity or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Employers from all liability with respect to such benefit.
   SECTION 8.5. ASSIGNMENT. No right or interest under this Plan of any Participant or Beneficiary shall be assignable or transferable in any manner or be subject to alienation, anticipation, sale, pledge, encumbrance or other legal process or




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                                                                              20

in any manner be liable for or subject to the debts or liabilities of the Participant or Beneficiary.
   SECTION 8.6. SEVERABILITY. If any provision of this Plan or the application thereof to any circumstance(s) or person(s) is held to be invalid by a court of competent jurisdiction, the remainder of the Plan and the application of such provision to other circumstances or persons shall not be affected thereby.

                                   ARTICLE IX
                             ADMINISTRATION OF PLAN
                             ----------------------

   SECTION 9.1. ADMINISTRATION. (a) IN GENERAL. The Plan shall be administered by the Plan Administrator. The Plan Administrator shall have sole and absolute discretion to interpret where necessary all provisions of the Plan (including, without limitation, by supplying omissions from, correcting deficiencies in, or resolving inconsistencies or ambiguities in, the language of the Plan), to determine the rights and status under the Plan of Participants, Executives, or other persons, to resolve questions or disputes arising under the Plan and to make any determinations with respect to the benefits payable under the Plan and the persons entitled thereto as may be necessary for the purposes of the Plan. Without limiting the generality of the foregoing, the Plan Administrator is hereby granted the authority (i) to determine whether a particular employee is an Executive or Participant, and
(ii) to determine if an employee is entitled to Excess Retirement Benefits hereunder and, if so, the amount and



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                                                                              21

duration of such Benefits. The Plan Administrator's determination of the rights of any employee or former employee hereunder shall be final and binding on all persons, subject only to the claims procedures outlined in Section 9.3 hereof.
   (b) DELEGATION OF DUTIES. The Plan Administrator may delegate any of its administrative duties, including, without limitation, duties with respect to the processing, review, investigation, approval and payment of Excess Retirement Benefits, to a named administrator or administrators.
   SECTION 9.2. REGULATIONS. The Plan Administrator shall promulgate any rules and regulations it deems necessary in order to carry out the purposes of the Plan or to interpret the provisions of the Plan; provided, however, that no rule, regulation or interpretation shall be contrary to the provisions of the Plan. The rules, regulations and interpretations made by the Plan Administrator shall, subject only to the claims procedure outlined in Section
9.3 hereof, be final and binding on all persons.
   SECTION 9.3. CLAIMS PROCEDURES. The Plan Administrator shall determine the rights of any employee or former employee to any Excess Retirement Benefits hereunder. Any employee or former employee who believes that he has not received the Excess Retirement Benefits to which he is entitled under the Plan may file a claim in writing with the Plan Administrator. The Plan Administrator shall, no later than 90 days after the receipt of a claim (plus an additional period of 90 days if




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required for processing, provided that notice of the extension of time is given to the claimant within the first 90 day period), either allow or deny the claim in writing. If a claimant does not receive written notice of the Plan Administrator's decision on his claim within the above-mentioned period, the claim shall be deemed to have been denied in full.
   A denial of a claim by the Plan Administrator, wholly or partially, shall be written in a manner calculated to be understood by the claimant and shall include:
   (a)   the specific reasons for the denial;

   (b) specific reference to pertinent Plan provisions on which the denial is based;

   (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

   (d)   an explanation of the claim review procedure.

   A claimant whose claim is denied (or his duly authorized representative) may within 60 days after receipt of denial of a claim file with the Plan Administrator a written request for a review of such claim. If the claimant does not file a request for review of his claim within such 60-day period, the claimant shall be deemed to have acquiesced in the original decision of the Plan Administrator on his claim. If such an appeal is so filed within such 60 day period, the Company (or its delegate) shall conduct a full and fair review of such claim. During such review, the claimant shall be given the opportunity to review documents that are pertinent to his claim and to submit issues and comments in writing.





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                                                                              23

   The Company shall mail or deliver to the claimant a written decision on the matter based on the facts and the pertinent provisions of the Plan within 60 days after the receipt of the request for review (unless special circumstances require an extension of up to 60 additional days, in which case written notice of such extension shall be given to the claimant prior to the commencement of such extension). Such decision shall be written in a manner calculated to be understood by the claimant, shall state the specific reasons for the decision and the specific Plan provisions on which the decision was based and shall, to the extent permitted by law, be final and binding on all interested persons.
If the decision on review is not furnished to the claimant within the above-mentioned time period, the claim shall be deemed to have been denied on review.
   SECTION 9.4. REVOCABILITY OF PLAN ADMINISTRATOR/COMPANY ACTION. Any action taken by the Plan Administrator or the Company with respect to the rights or benefits under the Plan of any employee or former employee shall be revocable by the Plan Administrator or the Company as to payments not yet made to such person, and acceptance of any Excess Retirement Benefits under the Plan constitutes acceptance of and agreement to the Plan Administrator's or the Company's making any appropriate adjustments in future payments to such person (or to recover from such person) any excess payment or underpayment previously made to him.
   SECTION 9.5. AMENDMENT. The Nominating, Organization and Compensation Committee of the Board of Directors of the Company (the



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                                                                              24

"Committee") may at any time (without the consent of any Employer) amend any or all of the provisions of this Plan, except that (a) no such amendment may adversely affect any Participant's vested Excess Retirement Benefit as of the date of such amendment, without the prior written consent of such Participant, and (b) no such amendment may suspend the crediting of earnings on the balance of a Participant's Account, until the entire balance of such Account has been distributed. Any amendment shall be in the form of a written instrument executed by an officer of the Company on the order of the Committee. Subject to the foregoing provisions of this Section, such amendment shall become effective as of the date specified in such instrument or, if no such date is specified, on the date of its execution.
   SECTION 9.6.  TERMINATION.
   (a) The Committee (without the consent of any Employer), in its sole discretion, may terminate this Plan at any time and for any reason whatsoever, except that (i) no such termination may adversely affect any Participant's vested Excess Retirement Benefit as of the date of such termination, without the prior written consent of such Participant, and (ii) no such termination may suspend the crediting of earnings on the balance of a Participant's Account, until the entire balance of such Account has been distributed. Any such termination shall be expressed in the form of a written instrument executed by an officer of the Company on the order of the Committee. Subject to the foregoing provisions of this Section, such termination shall become effective as of the date





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                                                                              25

specified in such instrument or, if no such date is specified, on the date of its execution. Written notice of any termination shall be given to the Participants as soon as practicable after the instrument is executed.
   (b) Notwithstanding anything in the Plan to the contrary, in the event of a termination of the Plan, the Company, in its sole and absolute discretion, shall have the right to change the time and form of distribution of Participants' Excess Retirement Benefits.
   SECTION 9.7. WITHDRAWAL BY EMPLOYER. Any Employer (other than the Company) which adopts this Plan may elect separately to withdraw from such Plan and such withdrawal shall constitute a termination of the Plan as to it; provided, however, that (a) such terminating Employer shall continue to be an Employer for the purposes hereof as to Participants or Beneficiaries to whom it owes obligations hereunder, and (b) such termination shall be subject to the limitations and other conditions described in Section 9.6, treating the Employer as if it were the Company.
   Executed, this ______ day of ____________, 1994, to be effective as of October 1, 1994.

                          NACCO MATERIALS HANDLING GROUP,
                          INC.




                          By:________________________________
                             Title:





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